UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 15, 2007

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of the factors that may affect future results is contained in URS’ definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission on November 6, 2007, as well as URS’ periodic reports also filed with the Securities and Exchange Commission. URS disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 2.01             Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Form 8-K filed by URS Corporation with the Securities and Exchange Commission on November 21, 2007 related to our acquisition of Washington Group International, Inc. to include required  financial statements of an acquired business, required pro forma financial information and related exhibits. The information previously reported in URS Corporation’s November 21, 2007 Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01             Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements required by Item 9.01(a) of Form 8-K are included in this report:

Audited financial statements of Washington Group International, Inc. as of December 29, 2006 and December 30, 2005 for each of the three years in the period ended December 29, 2006, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Unaudited financial statements of Washington Group International, Inc. as of and for the three months and the nine months ended September 28, 2007 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following pro forma financial information required by Item 9.01(b) of Form 8-K is included in this report:

Unaudited pro forma condensed combined balance sheet as of September 28, 2007,  and unaudited pro forma condensed combined statements of operations for the year ended December 29, 2006 and for the nine months ended September 28, 2007 of URS Corporation and Washington Group International, Inc., are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

4.1
Credit Agreement dated as of November 15, 2007, entered into by and among URS, a syndicate of lenders party thereto, Morgan Stanley Senior Funding, Inc., as a joint-lead arranger and syndication agent for lenders, and Wells Fargo Bank, N.A., as a joint-lead arranger and as administrative agent for the lenders. *

10.1
Executive Life Insurance Agreement effective as of January 1, 2005, between WGI, and Stephen G. Hanks (filed as Exhibit 10.31 to WGI’s Annual Report on Form 10-K for the year ended December 20, 2005, and incorporated herein by reference). # *

10.2
Severance Agreement dated as of September 8, 2006, between WGI and Stephen G. Hanks, as Control Agreements in WGI’s Form 14A Definitive Proxy Statement filed on April 14, 2006 (filed as Exhibit 10.1 to WGI’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2006, and incorporated herein by reference). # *

10.3	Form of Indemnification Agreement between WGI and Stephen G. Hanks (filed as Exhibit 10.10 to WGI’s Current Report on Form 8-K filed on February 8, 2002, and incorporated herein by reference). *

10.4
Washington Group International Key Executive Disability Insurance Plan (filed as Exhibit 10.12 to Morrison Knudsen Corporation Annual Report on Form 10-K for year ended December 31, 1992, and incorporated herein by reference). # *

10.5
Washington Group International Executive Life Insurance Agreement (filed as Exhibit 10.31 to Washington Group International, Inc. Annual Report on Form 10-K for year ended December 30, 2005, and incorporated herein by reference). # *

23.1	Consent of Deloitte & Touche LLP .

99.1	Audited financial statements of Washington Group International, Inc. as of December 29, 2006 and December 30, 2005 for each of the three years in the period ended December 29, 2006.

99.2	Unaudited Financial Statements of Washington Group International, Inc. as of and for the three months and the nine months ended September 28, 2007.

99.3
Unaudited Pro Forma Condensed Combined Financial Statements of URS Corporation and Washington Group International, Inc. as of and for the nine months ended September 28, 2007 and for the year ended December 29, 2006.

# Management contract or compensatory plan

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Date: January 28, 2008	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller, and Chief Accounting Officer

EXHIBIT INDEX
Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Audited financial statements of Washington Group International, Inc. as of December 29, 2006 and December 30, 2005 for each of the three years in the period ended December 29, 2006.
99.2	Unaudited Financial Statements of Washington Group International, Inc. as of and for the three months and the nine months ended September 28, 2007.
99.3
Unaudited Pro Forma Condensed Combined Financial Statements of URS Corporation and Washington Group International, Inc. as of and for the nine months ended September 28, 2007 and for the year ended December 29, 2006.